                           UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF CALIFORNIA


In re:  FOCUS SURGERY, INC., Debtor.      |         Case No.  96-41107-N
                                          |                   -----------
Employer's Tax Identification             |         CHAPTER 11
No.:      77-0332937                      |         MONTHLY OPERATING REPORT
                                          |         (General Business Case)
------------------------------------------

                               SUMMARY OF FINANCIAL STATUS

MONTH ENDED       Jul-96
                ------------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating
    Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                    END OF             END OF              AS OF
                                                                                    CURRENT             PRIOR             PETITION
2.  ASSET/LIABILITY SUMMARY                                                          MONTH              MONTH              FILING
                                                                                     -----              -----              ------
     Current Assets (Market Value)                                                 $1,712,184           $517,143           $502,204
                                                                                   ----------         ----------         ----------
     Total Assets (Market Value)                                                   $1,712,184         $2,167,143         $2,152,204
                                                                                   ----------         ----------         ----------
     Current Liabilities                                                              $87,298            $46,702
                                                                                   ----------         ----------         ----------
     Total Liabilities                                                               $944,111           $903,515           $831,829
                                                                                   ----------         ----------         ----------

                                                                                                                          PETITION
                                                                                    CURRENT             PRIOR              DATE TO
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                             MONTH              MONTH             MONTH END
                                                                                     -----              -----             ---------
     a.  Total Receipts                                                              $250,000            $26,720           $354,008
                                                                                   ----------         ----------         ----------
     b.  Total Disbursements                                                           $1,506            $11,204            $47,024
                                                                                   ----------         ----------         ----------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $248,494            $15,515           $306,984
                                                                                   ----------         ----------         ----------
     d.  Cash Balance Beginning of Month                                              $77,620            $62,105
                                                                                   ----------         ----------
     e.  Cash Balance End of Month (c + d)                                           $326,114            $77,620
                                                                                   ----------         ----------
                                                                                   ----------         ----------

4.  POST-PETITION LIABILITIES & RECEIVABLES                                        RECEIVABLES                          LIABILITIES
                                                                                   -----------                          -----------
     Balance at End of Previous Month                                                                                       $46,702
                                                                                   ----------                            ----------
     Balance at End of Current Month                                                                                        $87,298
                                                                                   ----------                            ----------

5.  PAST DUE POST-PETITION LIABILITIES
     Balance at End of Previous Month (over 30 days)                                                                        $19,574
                                                                                                                         ----------
     Balance at End of Current Month (over 30 days)                                                                         $19,517
                                                                                                                         ----------

                                                                                                          YES                 NO
                                                                                                      ----------         ----------

6.  Are all federal, state, and local taxes current? (if no, attach schedule
    of unpaid items)                                                                                       X
                                                                                                      ----------         ----------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
    listing including date of payment, amount of payment and name of payee)                                                   X
                                                                                                      ----------         ----------
8.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and
    reason for payment, and name of payee)                                                                                    X
                                                                                                      ----------         ----------
9.  Have any payments been made to professionals?  (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                                           X
                                                                                                      ----------         ----------
10. If you answered yes to line 7,8, or 9, were all such payments approved by
    the court?                                                                                            N/A
                                                                                                      ----------         ----------
11. Is the estate insured for replacement cost of assets and for general
    liability?                                                                                             X
                                                                                                      ----------         ----------
12. Are U.S. Trustee quarterly fees current?                                                               X
                                                                                                      ----------         ----------

I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

   Date:     8/29/96                                                                    /S/ Richard Redett
         ---------------                                                    ------------------------------------------
                                                                                     Responsible Individual

                                    BALANCE SHEET
                                (GENERAL BUSINESS CASE)

                           FOR THE MONTH ENDED    JUL-96
                                                ----------
                                       ($     )
                                         -----

    ASSETS


                                                         FROM SCHEDULES                       MARKET VALUE
                                                         --------------                       ------------
      CURRENT ASSETS
 1       Cash and cash equivalents - unrestricted                                                   $326,114
                                                                                              --------------
 2       Cash and cash equivalents - restricted
                                                                                              --------------
 3       Accounts receivable (net)                              A                                 $1,373,000
                                                                                              --------------
 4       Inventory                                              B                                         $0
                                                                                              --------------
 5       Prepaid expenses                                                                            $10,474
                                                                                              --------------
 6       Other:  Interest in insurance policies
                 --------------------------------                                             --------------
 7               Payroll taxes                                                                        $2,596
         ----------------------------------------                                             --------------
 8         TOTAL CURRENT ASSETS                                                                   $1,712,184
                                                                                              --------------


      PROPERTY AND EQUIPMENT (MARKET VALUE)
 9       Real property                                          C                                         $0
                                                                                              --------------
10       Machinery and equipment                                D                                         $0
                                                                                              --------------
11       Furniture and fixtures                                 D                                         $0
                                                                                              --------------
12       Office equipment                                       D                                         $0
                                                                                              --------------
13       Leasehold improvements                                 D                                         $0
                                                                                              --------------
14       Vehicles                                               D                                         $0
                                                                                              --------------
15       Other:                                                 D
               ----------------------------------                                             --------------
16                                                              D
         ----------------------------------------                                             --------------
17                                                              D
         ----------------------------------------                                             --------------
18                                                              D
         ----------------------------------------                                             --------------
19                                                              D
         ----------------------------------------                                             --------------
20         TOTAL PROPERTY AND EQUIPMENT                                                                   $0
                                                                                              --------------

      OTHER ASSETS
21       Patents, copyrights, and other
         intellectual property                                                                            $0
         -----------------------------------------                                            --------------
22       All technology sold to Takai Hospital
         in July 1996.
         -----------------------------------------                                            --------------
23
         -----------------------------------------                                            --------------
24
         -----------------------------------------                                            --------------
25         TOTAL OTHER ASSETS                                                                             $0
                                                                                              --------------
26         TOTAL ASSETS                                                                           $1,712,184
                                                                                              --------------
                                                                                              --------------

 NOTE:
      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.


                                      LIABILITIES AND EQUITY
                                      (GENERAL BUSINESS CASE)

                                             ($     )
                                               -----

      LIABILITIES                                          FROM SCHEDULES
                                                           --------------
       POST-PETITION

        CURRENT LIABILITIES
27       Salaries and wages
                                                                                              --------------
28       Payroll taxes
                                                                                              --------------
29       Real and personal property taxes
                                                                                              --------------
30       Income taxes
                                                                                              --------------
31       Notes payable (short term)
                                                                                              --------------
32       Accounts payable (trade)                             A                                      $38,144
                                                                                              --------------
33       Real property lease arrearage
                                                                                              --------------
34       Personal property lease arrearage
                                                                                              --------------
35       Accrued professional fees                                                                   $48,454
                                                                                              --------------
36       Current portion of long-term debt (due within 12 months)
                                                                                              --------------
37       Other: Accrued fees                                                                            $700
                ---------------------------------                                             --------------
38
         ----------------------------------------                                             --------------
39
         ----------------------------------------                                             --------------
40         TOTAL CURRENT LIABILITIES                                                                 $87,298
                                                                                              --------------

41       LONG-TERM DEBT, NET OF CURRENT PORTION                                               --------------

42         TOTAL POST-PETITION LIABILITIES                                                           $87,298
                                                                                              --------------
       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43       Secured claims                                         E                                   $115,778
                                                                                              --------------
44       Priority unsecured claims                              E                                         $0
                                                                                              --------------
45       General unsecured claims                               E                                   $741,034
                                                                                              --------------
46         TOTAL PRE-PETITION LIABILITIES                                                           $856,813
                                                                                              --------------
47         TOTAL LIABILITIES                                                                        $944,111
                                                                                              --------------
      EQUITY (DEFICIT)

48
         ----------------------------------------                                             --------------
49
         ----------------------------------------                                             --------------
50
         ----------------------------------------                                             --------------
51
         ----------------------------------------                                             --------------
52       Market value adjustment
                                                                                              --------------
53         TOTAL EQUITY (DEFICIT)                                                                   $785,911
                                                                                              --------------
54         TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                 $1,730,021
                                                                                              --------------
                                                                                              --------------

                                         SCHEDULES
                                     (GENERAL BUSINESS CASE)
                                          ($     )
                                            -----
                                         SCHEDULE A
                               ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                        ACCOUNTS      ACCOUNTS PAYABLE      PAST DUE
Receivables and Payables Ageings                       RECEIVABLE     [POST PETITION]   POST PETITION DEBT
                                                       -----------    ---------------   ------------------

  0 -30 Days                                              $950,000            $18,627
                                                       -----------    ---------------
  31-60 Days                                                    $0               $701
                                                       -----------    --------------- -
  61-90 Days                                                    $0                     |          $19,517
                                                       -----------    ---------------  |-----------------
  91+ Days                                                $423,000            $18,816 -
                                                       -----------    ---------------
  Total accounts receivable/payable                     $1,373,000            $38,144
                                                       -----------    ---------------
  Allowance for doubtful accounts                                     ---------------
                                                       -----------
  Accounts receivable (net)                             $1,373,000
                                                       -----------
                                                       -----------

                               SCHEDULE B
                       INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                   COST OF GOODS SOLD
----------------------------------                   ------------------
                                    INVENTORY(IES)   Inventory Beginning of Month
                                     BALANCE AT                                         -----------------
                                    END OF MONTH     Add -
                                    ------------           Net purchases
Retail/Restaurants -                                                                    -----------------
  Product for resale                                       Direct labor
                                    ------------                                        -----------------
                                                           Manufacturing overhead
Distribution -                                                                          -----------------
  Product for resale                                       Freight in
                                    ------------                                        -----------------
                                                           Other:

Manufacturer -                                             ------------------           -----------------
  Raw materials                                $0
                                    -------------          ------------------           -----------------
  Work-in-progress                             $0
                                    -------------    Less -
  Finished goods                               $0          Inventory End of Month
                                    -------------                                      ------------------
                                                           Shrinkage
                                                                                       ------------------
  Other -                           -------------          Personal Use
   Explain                                                                             ------------------
           ---------------------                     Cost of Goods Sold                                $0
                                                                                       ------------------
   -----------------------------                                                       ------------------

     TOTAL                                     $0
                                    -------------
                                    -------------

METHOD OF INVENTORY CONTROL                          INVENTORY VALUATION METHODS
---------------------------                          ---------------------------
Do you have a functioning perpetual inventory        Indicate by a checkmark method of inventory valuation used.
 system?
            Yes  X     No
               ----       ----
How often do you take a complete physical            Valuation methods -
 inventory?                                          FIFO cost                 X
  Weekly                                                                 -------------
                     ----                            LIFO cost
  Monthly                                                                -------------
                     ----                            Lower of cost or
  Quarterly                                           market                   X
                     ----                                                -------------
  Semi-annually                                      Retail method
                     ----                                                -------------
  Annually            X                              Other -
                     ----                                                -------------
Date of last physical inventory was   12/31/94       Explain
                                    ------------
Date of next physical inventory is  not scheduled    ------------------------------------
                                    -------------
                                                     ------------------------------------

                                           SCHEDULE C
                                          REAL PROPERTY

DESCRIPTION                                                      COST         MARKET VALUE
-----------                                                      ----         ------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                      $0                   $0
                                                               ------------   ----------------
                                                               ------------   ----------------
                                         SCHEDULE D
                                   OTHER DEPRECIABLE ASSETS
DESCRIPTION                                                      COST         MARKET VALUE
-----------                                                      ----         ------------
MACHINERY & EQUIPMENT -
See listing attached to original petition filing                         $0                 $0
------------------------------------------------               ------------   ----------------
- All equipment sold to Takai Hospital in
------------------------------------------------               ------------   ----------------
July 1996.
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------

FURNITURE & FIXTURES -
                                                                                            $0
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------

OFFICE EQUIPMENT -
See listing attached to original petition filing
------------------------------------------------               ------------   ----------------
- All equipment sold to Takai Hospital in
------------------------------------------------               ------------   ----------------
July 1996.
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------
LEASEHOLD IMPROVEMENTS -
None - the Company does not currently lease
facilities                                                                                  $0
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------
VEHICLES -
None
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------

                                           SCHEDULE E
                                     PRE-PETITION LIABILITIES
                                                                            CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                  AMOUNT          AMOUNT (b)
-------------------------------------------                                  ------          ----------
   Secured claims  (a)                                                       $115,778
                                                                            ---------        ----------
   Priority claims other than taxes                                                $0
                                                                            ---------        ----------
   Priority tax claims                                                             $0
                                                                            ---------        ----------
   General unsecured claims                                                  $741,034
                                                                            ---------        ----------

(a)  List total amount of claims even if under secured.

(b)  Estimated amount of claim to be allowed after compromise or litigation.  As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount.
     You believe that you can settle the case for a claim of $3,000,000.  For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                             SCHEDULE F
                                      RENTAL INCOME INFORMATION
                               Not Applicable to General Business Cases.


                                 STATEMENT OF OPERATIONS
                                  (GENERAL BUSINESS CASE)

                                  FOR THE MONTH    JUL-96
                                                 -----------

                                         $
                                          ------------

                     CURRENT MONTH
----------------------------------------------                                                        CUMULATIVE        NEXT MONTH
    ACTUAL         FORECAST        VARIANCE                                                         (CASE TO DATE)       FORECAST
    ------         --------        --------                                                          --------------      --------

                                                     REVENUES
        $0                              $0      1    Gross Sales                                     $
----------      ----------       ---------                                                           ----------         ----------
        $0                              $0      2    less: Sales Returns & Allowances
----------      ----------       ---------                                                           ----------         ----------
        $0              $0              $0      3    Net Sales                                                                  $0
----------      ----------       ---------                                                           ----------         ----------
        $0                              $0      4    less: Cost of Goods Sold     (Schedule 'B')
----------      ----------       ---------                                                           ----------         ----------
        $0              $0              $0      5    Gross Profit                                                               $0
----------      ----------       ---------                                                           ----------         ----------
                                        $0      6    Interest
----------      ----------       ---------                                                           ----------         ----------
                                                7    Other Income:

                                        $0      8    Other income                                          $565
----------      ----------       ---------          ----------------------------------------         ----------         ----------
                                        $0      9
----------      ----------       ---------          ----------------------------------------         ----------         ----------

        $0              $0              $0     10       TOTAL REVENUES                                     $565                 $0
----------      ----------       ---------                                                           ----------         ----------


                                                 EXPENSES
                                        $0     11    Compensation to Owner(s)/Officer(s)
----------      ----------       ---------                                                           ----------         ----------
                                        $0     12    Salaries/Commissions
----------      ----------       ---------                                                           ----------         ----------
                                        $0     13    Management Fees
----------      ----------       ---------                                                           ----------         ----------
   $65,093         $65,093              $0     14    Depreciation                                      $368,860                 $0
----------      ----------       ---------                                                           ----------         ----------
                                        $0     15    Taxes:
----------      ----------       ---------                                                           ----------         ----------
                                        $0     16       Employer Payroll Taxes
----------      ----------       ---------                                                           ----------         ----------
                                        $0     17       Real Property Taxes
----------      ----------       ---------                                                           ----------         ----------
                                        $0     18       Other Taxes
----------      ----------       ---------                                                           ----------         ----------
                                        $0     19    Other Selling
----------      ----------       ---------                                                           ----------         ----------
   $12,577          $2,000        ($10,577)    20    Other Administrative                               $12,501             $7,000
----------      ----------       ---------                                                           ----------         ----------
                                        $0     21    Interest
----------      ----------       ---------                                                           ----------         ----------
                                               22    Other Expenses:
                                                                                                     ----------         ----------
                                        $0     23    Writedown of receivables and other                                    $22,000
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     24
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     25
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     26
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     27
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     28
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     29
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     30
----------      ----------       ---------           ----------------------------------------        ----------         ----------

   $77,670         $67,093        ($10,577)    31       TOTAL EXPENSES                                 $381,361            $29,000
----------      ----------       ---------                                                           ----------         ----------

  ($77,670)       ($67,093)       ($10,577)    32 SUBTOTAL                                            ($380,796)          ($29,000)
----------      ----------       ---------                                                           ----------         ----------

                                                 REORGANIZATION ITEMS
   $25,277         $25,000           ($277)    33    Professional Fees                                 $113,224            $25,000
----------      ----------       ---------                                                           ----------         ----------
                                        $0     34    Provisions for Rejected Executory Contracts
----------      ----------       ---------                                                           ----------         ----------
                                                    Interest Earned on Accumulated Cash
       ($0)                             $0     35       Resulting from Chp 11 Case                         $127
----------      ----------       ---------                                                           ----------         ----------
  $450,000                       ($450,000)    36    Gain or (Loss) from Sale of Equipment             $450,000
----------      ----------       ---------                                                           ----------         ----------
    $6,277                         ($6,277)    37    Miscellaneous                                      $10,201
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     38
----------      ----------       ---------           ----------------------------------------        ----------         ----------

  $481,554         $25,000       ($456,554)    39       TOTAL REORGANIZATION ITEMS                     $573,298            $25,000
----------      ----------       ---------                                                           ----------         ----------

 ($559,224)       ($92,093)      ($467,131)    40  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     ($954,094)          ($54,000)
----------      ----------       ---------                                                           ----------         ----------
                                        $0     41    Federal & State Income Taxes
----------      ----------       ---------                                                           ----------         ----------

 ($559,224)       ($92,093)      ($467,131)        $37,414     42 NET PROFIT (LOSS)                   ($954,094)          ($54,000)
----------      ----------       ---------                                                           ----------         ----------
----------      ----------       ---------                                                           ----------         ----------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

In July, we received $250,000 deposit and a commitment of $950,000 from Takai Hospital for the purchase of assets, including
-----------------------------------------------------------------------------------------------------------------------------------
inventory, fixed assets and patents. The assets were recorded at $1,650,000 or $450,000 more than the ultimate purchase
-----------------------------------------------------------------------------------------------------------------------------------
price of $1,200,000, therefore, a loss of $450,000 was recorded in July.
-----------------------------------------------------------------------------------------------------------------------------------
In July, a property tax bill for $10,522 was received from Alameda County and services or Bankruptcy Claims
-----------------------------------------------------------------------------------------------------------------------------------
Administration were used for distribution of debtors' motions to all parties.
-----------------------------------------------------------------------------------------------------------------------------------

                         SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                  (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED   JUL-96
                                           ---------------------

CASH BALANCE BEGINNING OF MONTH                                                                                $77,620
                                                                                                     -----------------
CASH RECEIPTS  (1)                                                                                            $250,000
                                                                                                     -----------------
CASH DISBURSEMENTS  (1)                                                                                         $1,506
                                                                                                     -----------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                            $248,494
                                                                                                     -----------------
CASH BALANCE END OF MONTH                                                                                     $326,114
                                                                                                     -----------------
                                                                                                     -----------------

RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                ACCOUNT 1                    ACCOUNT 2               ACCOUNT 3
                                                ---------                    ---------               ---------
BANK                                       Silicon Valley Bank                Merrill Lynch              Trust acct
                                        -------------------------         -----------------------     -----------------
ACCOUNT TYPE                                    Checking                        Checking               Murray & Murray
                                        -------------------------         -----------------------     -----------------
ACCOUNT NO.                                   3300023699                         233-07K66
                                        -------------------------         -----------------------     -----------------
ACCOUNT PURPOSE                          General operating acct.                Investment
                                        -------------------------         -----------------------     -----------------
BALANCE, END OF MONTH                                    $76,045                             $69              $250,000
                                        -------------------------         -----------------------     -----------------

                                                    ACCOUNT 4                    ACCOUNT 5               ACCOUNT 6
                                                    ---------                    ---------               ---------
BANK
                                            -------------------------         -----------------      -----------------
ACCOUNT TYPE
                                            -------------------------         -----------------      -----------------
ACCOUNT NO.
                                            -------------------------         -----------------      -----------------
ACCOUNT PURPOSE
                                            -------------------------         -----------------      -----------------
BALANCE, END OF MONTH
                                            -------------------------         -----------------      -----------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                         $326,114
                                            -------------------------
                                            -------------------------

(1)  Excluding bank transfers between your accounts.
